UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 3, 2007

HANOVER COMPRESSOR COMPANY
HANOVER COMPRESSION LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in Its Charter)

Delaware Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-13071 001-31934 (Commission File Number)	76-0625124 75-2344249 (I.R.S. Employer Identification No.)

12001 North Houston Rosslyn Houston, Texas (Address of Principal Executive Offices)	77086 (Zip Code)
Registrant’s Telephone Number, including Area Code: (281) 447-8787
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On July 5, 2007, Hanover Compressor Company (“Hanover”) and Universal Compression Holdings, Inc. (“Universal”) announced that they have received notice that the waiting period required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to their proposed merger has been terminated. Termination of the waiting period, which was granted on July 3, 2007, satisfies a condition to the closing of the proposed merger between Hanover and Universal.
     The foregoing description is qualified in its entirety by reference to the press release, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description

99.1*	Joint Press Release dated July 5, 2007

*	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER COMPRESSOR COMPANY HANOVER COMPRESSION LIMITED PARTNERSHIP
Date: July 5, 2007	By:	/s/ Suzanne B. Kean
		Name:	Suzanne B. Kean
		Title:	Vice President and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release dated July 5, 2007